SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 April 28, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                            TF Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       Delaware                        0- 24168                74-2705050
-----------------------------          --------           ---------------------
(State or other jurisdiction          (File No.)             (IRS Employer
 of incorporation)                                        Identification Number)

3 Penns Trail, Newtown, Pennsylvania                              18940
------------------------------------                              -----
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (215) 579-4000
                                                      --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


                        Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition.

         On April 28, 2005, the Registrant issued a press release to report earnings for the quarter ended March 31, 2005. A copy of the press release is furnished with this Form 8-K as Exhibit 99.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

            (c)Exhibits:

            Exhibit 99 - Press Release dated April 28, 2005
            ----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    TF FINANCIAL CORPORATION





Date: April 28, 2005                By:      /s/Dennis R. Stewart
                                             --------------------
                                             Dennis R. Stewart
                                             Executive Vice President and
                                             Chief Financial Officer